UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2006

VitalStream Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-17020	87-0429944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

555 Anton Blvd, Suite 400 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

(714) 549-5300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into Material Definitive Agreement.

On December 1, 2006, VitalStream, Inc. (“VitalStream”), a wholly-owned subsidiary of VitalStream Holdings, Inc., executed an Amendment No. 6 (the “Amendment”) to the Macromedia Flash Communication Server License Agreement dated November 17, 2003 between VitalStream and a predecessor to Adobe Systems Incorporated, as previously amended by amendments no. 1 through 5 (as previously amended, the “Agreement”). The Amendment confirms VitalStream’s exercise of an existing right to renew the Agreement for an additional one-year term, adjusts pricing under the Agreement and clarifies various payment and other terms. A copy of the Amendment is furnished herewith as Exhibit 10.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description
10.1	Amendment No. 6 to Macromedia Flash Communication Server License Agreement*

* Portions of this Exhibit have been omitted pursuant to Rule 24b-2, are filed separately with the SEC and are subject to a confidential treatment request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALSTREAM HOLDINGS, INC.

Date: December 8, 2006	By:	/s/ Philip N. Kaplan
Phillip N. Kaplan
President

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